August 31, 2006

Supplement

SUPPLEMENT DATED AUGUST 31, 2006 TO THE PROSPECTUS OF
MORGAN STANLEY PACIFIC GROWTH FUND INC.
Dated February 28, 2006

The third and fourth paragraphs of the section of the Prospectus titled ‘‘Fund Management’’ are hereby deleted and replaced with the following:

The Fund is managed by members of the Japanese Equity and the Emerging Markets Equity teams. The teams consist of portfolio managers and analysts. Current members of the teams jointly and primarily responsible for the day-to-day management of the Fund include John R. Alkire, a Managing Director of Morgan Stanley Asset & Investment Trust Management Co., Limited, Kunihiko Sugio, an Executive Director of Morgan Stanley Asset & Investment Trust Management Co., Limited, and James Cheng, a Managing Director of Morgan Stanley Investment Management Company.

Mr. Alkire has been associated with Morgan Stanley Asset & Investment Trust Management Co., Limited in an investment management capacity since June 1981 and has been a member of the team managing the Fund since November  1998. Mr. Sugio has been associated with Morgan Stanley Asset & Investment Trust Management Co., Limited in an investment management capacity and has been a member of the team managing the Fund since November 1998. Mr. Cheng has been associated with Morgan Stanley Investment Management Company in an investment management capacity and has been a member of the team managing the Fund since August 2006. Prior to joining Morgan Stanley Investment Management Company, Mr. Cheng worked in an investment management capacity at Invesco Asia Limited, Asia Strategic Investment Management Limited and Munich Re Asia Capital Management Limited.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

TGRSPT2

August 31, 2005

Supplement

SUPPLEMENT DATED AUGUST 31, 2006 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY PACIFIC GROWTH FUND INC.
Dated February 28, 2006

The second paragraph in the section of the Fund’s Statement of Additional Information titled ‘‘V. Investment Advisory and Other Services — G. Fund Management — Other Accounts Managed by the Portfolio Manager’’ is hereby deleted and replaced with the following:

As of July 31, 2006, Kunihiko Sugio managed one mutual fund with a total of approximately $654.7 million in assets; three pooled investment vehicles other than mutual funds with a total of approximately $722.6 million in assets; and twelve other accounts with approximately $3.7  billion in assets. As of August 28, 2006, James Cheng managed six mutual funds with a total of approximately $3.9  billion in assets; no pooled investment vehicles; and no other accounts.

The following information is hereby added in the section of the Fund’s Statement of Additional Information titled ‘‘V. Investment Advisory and Other Services — G. Fund Management — Securities Ownership of Portfolio Managers’’:

As of August  15, 2006, James Cheng and Kunihiko Sugio did not own any shares of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.